MEDTRONIC PLC Q4 FY16 EARNINGS PRESENTATION MAY 31, 2016 • CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS • FY17 REVENUE REPORTING CHANGES Exhibit 99.2

Q4 FY16 Earnings Results | May 31, 2016 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, financial results, use of free cash flow, product development and introduction, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, financing activities, working capital adequacy, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in our periodic reports on file with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation also contains non-GAAP financial measures such as free cash flow and historical revenue on a comparable constant currency basis, which sums historical data of Medtronic and Covidien, aligns Covidien’s prior year monthly revenue to Medtronic’s fiscal quarters and adjusts for the impact of foreign currency translation. We believe these measures provide a useful way to evaluate our underlying performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q4 FY16 HIGHLIGHTS

Revenue:


DIAB 7%
CVG 36%
RTG 25%
MITG 32%


EM 13%
Non-U.S. Dev 31%
U.S. 56%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,736	5	8
MITG	2,460	3	6
RTG	1,875	1	3
Diabetes	496	6	10
Total	**$7,567**	**4%**	**6%**
U.S.	4,217	4	4
Non-U.S. Dev	2,393	3	6
EM	957	4	15
Total	**$7,567**	**4%**	**6%**

Other Financial Highlights:

	EPS[2]	Y/Y	Y/Y CC[1]
GAAP	$0.78	NC	NC
Non-GAAP	$1.27	9%	18%

Cash Flow from Ops	$1.3B
Adj. Free Cash Flow	$1.4B

STRONG Q4 PERFORMANCE

- **Strong 6% revenue growth; continuing to outperform the market**
  - Upper end of our MSD goal, and ahead of Q4 outlook
  - Solid performances in Diabetes, CVG, and MITG, more than offset challenges in certain RTG businesses
  - Executing on three revenue growth vectors:
    - Therapy Innovation: 390 bps – exceeded goal of 150 to 350 bps
    - Emerging Markets: 185 bps – at the high end of 150 to 200 bps goal
    - Services & Solutions: 25 bps – below 40 to 60 bps goal
  - Foreign currency translation had a negative $179M impact on revenue
  - Acquisitions & divestitures contributed a net 60 bps to Q4 revenue growth
- **Delivered robust leverage: EPS lev. 1,210 bps[1], Operating lev. 740 bps[1]**
  - Non-GAAP OM of 31.0% after adjusting for unplanned GM items (see slide 7)
  - Stable pricing: ASP declines in line with previous quarters
  - SG&A: strong 180 bps[1] improvement Y/Y
  - Delivered on our Covidien cost synergy commitments
  - 260 bps improvement in OM[1] Y/Y after adjusting for unplanned items (see slide 7)
  - Offset unplanned negative impacts to EPS through financial levers
- **Capital allocation: numerous strategic & disciplined actions**
  - Returned $1.1B to shareholders: $529M net share repurchases; $531 dividends
  - Executing on untrapped ~$10B in cash (result of FY16 intercompany transaction):
    - Incremental share repurchases
    - Prepaid $2.7B debt via tender
  - M&A: acquired Bellco, a pioneer in hemodialysis treatment solutions

1 Figures represent comparison to Q4 FY15 on constant currency basis
2 Diluted EPS

Q4 FY16 Earnings Results | May 31, 2016 | 4

Medtronic

Q4 FY16 Earnings Results | May 31, 2016 | 5 MDT Q4 FY16 GAAP SELECT FINANCIAL INFORMATION Q4 FY16 Q4 FY15 Y/Y Growth / Y/Y Change Net Sales ($M) 7,567 7,304 4% Gross Margin 68.8% 59.8% 900 bps SG&A ($M) 2,360 2,404 2% % of Sales 31.2% 32.9% 170 bps R&D ($M) 575 528 (9%) % of Sales 7.6% 7.2% (40 bps) Other Income, Net ($M) (21) (20) 0% Operating Profit 1,506 373 304% Operating Margin 19.9% 5.1% 1,480 bps EPS1 ($) 0.78 0.00 NC 1 Diluted EPS

Q4 FY16 Earnings Results | May 31, 2016 | 6 MDT Q4 FY16 NON-GAAP SELECT FINANCIAL INFORMATION Q4 FY16 Q4 FY15 Y/Y Growth / Y/Y Change FX Impact $M / Change CC Adjusted1 CC Growth / Change1 Net Sales ($M) 7,567 7,304 4% (179) -- 6% Gross Margin1 68.8% 69.6% (80 bps) (100 bps) 69.8% 20 bps SG&A ($M) 2,360 2,404 2% 52 -- 0% % of Sales 31.2% 32.9% 170 bps (10 bps) 31.1% 180 bps R&D ($M) 575 528 (9%) 2 -- (9%) % of Sales 7.6% 7.2% (40 bps) (20 bps) 7.4% (20 bps) Other Income, Net ($M) (21) (20) 5% (25) -- 130% Operating Profit1 2,290 2,170 6% (171) -- 13% Operating Margin 1 30.3% 29.7% 60 bps (150 bps) 31.8% 210 bps Diluted EPS1 ($) 1.27 1.16 9% (0.10) -- 18% 1 See FY16 Fourth Quarter Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information Operating Leverage +740 bps EPS Leverage +1,210 bps

MDT

Q4 FY16 UNPLANNED IMPACTS TO MARGINS

	Q4 FY16 Non-GAAP	Unplanned negative impacts: Bellco	Unplanned negative impacts: Scrap & Obsol.	Unplanned negative impacts: FX on Inventory	Q4 FY16 Adjusted Non-GAAP
Gross Margin	68.8%	20 bps	20 bps	30 bps	69.5%
SG&A % of sales	31.2%	--	--	--	31.2%
Y/Y Growth CC	180 bps	--	--	--	180 bps
Operating Margin [1]	30.3%	20 bps	20 bps	30 bps	**31.0%**
Y/Y Growth CC	210 bps	30 bps	20 bps	0 bps	**260 bps**

Gross Margin

- Stable pricing, ASP declines in line with previous quarters

SG&A

- Delivered COV synergies commitment
- Strong 180 bps CC Y/Y improvement

Operating Margin

After adjustments, delivered 31.0% OM and 260 bps OM CC Y/Y improvement, in line with expectations

Bellco Acquisition

- One-time step-up of inventory due to purchase accounting that occurred intra-quarter

Scrap & Obsolescence

- Higher than anticipated scrap & obsol. expenses across all 4 groups

FX on Inventory

- Unlike other P&L items where FX is measured Y/Y, FX on inventory re-measured monthly
- In Q4, intra-quarter FX changes (weakening of USD) resulted in higher than expected FX impact

Able to offset these unplanned impacts on EPS

1 See FY16 Fourth Quarter Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information

Q4 FY16 Earnings Results | May 31, 2016 | 7

Medtronic

Q4 FY16 Earnings Results | May 31, 2016 | 8 MDT Q4 FY16 Y/Y MARGIN CHANGES 58.0% 63.0% 68.0% 73.0% Q4 FY15, GAAP Non-GAAP Adjustments Q4 FY15, Non-GAAP Performance Q4 FY16, CC FX Q4 FY16, Non-GAAP Non-GAAP Adjustments Q4 FY16, GAAP 69.8% (1.0%) 68.8% 0.0% 10.0% 20.0% 30.0% Q4 FY15, GAAP Non-GAAP Adjustments Q4 FY15, Non-GAAP Performance Q4 FY16 CC FX Q4 FY16, Non-GAAP Non-GAAP Adjustments Q4 FY16, GAAP Relatively Stable Y/Y Strong 210 bps Operational Improvement Gross Margin Operating Margin 59.8% 9.8% 68.8% 5.1% 24.6% 29.7% 2.1% 31.8% (1.5%) 30.3% (10.4%) 19.9% 69.6% 0.2% Note: See FY16 Fourth Quarter Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information.

Q4 FY16 Earnings Results | May 31, 2016 | 9 MDT FY16 GAAP SELECT FINANCIAL INFORMATION FY16 FY15 Y/Y Growth / Y/Y Change Net Sales ($M) 28,833 20,261 42% Gross Margin 68.3% 68.9% (60 bps) SG&A ($M) 9,469 6,904 (37%) % of Sales 32.8% 34.1% 130 bps R&D ($M) 2,224 1,640 (36%) % of Sales 7.7% 8.1% 40 bps Other Expense, Net ($M) 107 118 9% Operating Profit 5,291 3,766 40% Operating Margin 18.4% 18.6% (20 bps) Diluted EPS ($) 2.48 2.41 3% 1 1

Q4 FY16 Earnings Results | May 31, 2016 | 10 MDT FY16 NON-GAAP SELECT FINANCIAL INFORMATION FY162 FY153 Y/Y Growth / Y/Y Change FX Impact $M / Change CC Adjusted CC Growth / Change1 Net Sales ($M) 28,833 28,242 2% (1,502) -- 7% Gross Margin1 69.1% 70.3% (120 bps) (120 bps) 70.3% 0 bps SG&A ($M) 9,469 9,580 1% 451 -- (4%) % of Sales 32.8% 33.9% 110 bps (10 bps) 32.7% 120 bps R&D ($M) 2,224 2,064 (8%) 27 -- (9%) % of Sales 7.7% 7.3% (40 bps) (30 bps) 7.4% (10 bps) Other Expense, Net ($M) 107 196 45% 114 -- (13%) Operating Profit1 8,126 8,028 1% (797) -- 11% Operating Margin1 28.2% 28.4% (20 bps) (120 bps) 29.4% 100 bps Diluted EPS1 ($) 4.37 4.20 4% (0.47) -- 15% 1 See FY16 Q4 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information 2 Includes extra week of sales in Q1 FY16 3 Comparable basis (includes both legacy Medtronic and legacy Covidien) Operating Leverage +370 bps EPS Leverage +780 bps

Q4 FY16 Earnings Results | May 31, 2016 | 11 MDT FY16 Y/Y MARGIN CHANGES 60.0% 65.0% 70.0% 75.0% FY15, GAAP Non-GAAP Adjustments To Align MDT & COV FY15, Non-GAAP Combined MDT & COV Performance FY16, CC FX FY16, Non-GAAP Non-GAAP Adjustments FY16, GAAP 70.3% 70.3% - (1.2%) 69.1% 15.0% 20.0% 25.0% 30.0% 35.0% FY15, GAAP Non-GAAP Adjustments To Align MDT & COV FY15, Non-GAAP Combined MDT & COV Performance FY16 CC FX FY16, Non-GAAP Non-GAAP Adjustments FY16, GAAP Relatively Stable Y/Y 100 bps Operational Improvement Gross Margin Operating Margin 68.9% 3.5% 68.3% (0.8) 18.6% 11.0% 28.4% 1.0% 29.4% (1.2%) 28.2% (9.8%) 18.4% (2.1%) (1.2%) Note: See FY16 Fourth Quarter Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information.

CVG
Q4 FY16 HIGHLIGHTS

Strong, Balanced Growth Across all Three Divisions


APV
16%
CSH
30%
CRHF
54%


EM
15%
Non-U.S. Dev
33%
U.S.
52%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,492	7	9
CSH	816	3	7
APV	428	5	8
Total	**$2,736**	**5%**	**8%**
U.S.	1,411	8	8
Non-U.S. Dev	905	Flat	3
EM	420	7	18
Total	**$2,736**	**5%**	**8%**

Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

WW implantables market: LSD; MDT taking share Y/Y and Q/Q

- **Low Power – MSD**
  - US Pacing – MSD; Market – LSD decline
    - Estimated gained ~300 bps share
    - Advisa SR MRI™ single chamber
    - Reveal LINQ™ pull-through
    - FDA approval of Micra TPS
  - Diagnostics – HSD: Reveal LINQ™
- **Services & Sol. – Mid 40's**
- **High Power – MSD**
  - Highest US share since Q4FY10
  - ICDs: MSD growth – US Evera MRI™,
  - Visia AF™ single-chamber ICD: FDA approval (launch early summer)
  - CRT-D: HSD growth – US MRI launch
  - TYRX: Mid 50's growth
- **AF Solutions – Mid 30's**
  - Fire & Ice presented at ACC; in NEJM

Evera MRI™ SureScan® ICD





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- **Heart Valve Therapies – DD**
  - TCV – High 20's WW; ~20% US
  - US share stable Q/Q after losing some share in large valves last quarter
  - WW TAVR market growing mid-30's
    - Europe: continue to gain share
    - Japan: strong CoreValve® launch
  - SURTAVI: enrollment complete
  - Started clinical for Evolut™ R XL & Evolut™ PRO, and enrollment for US Low Risk
- **Coronary – LSD**
  - DES – Flat; maintaining global share
    - OUS – LSD: Resolute Onyx™ share gains on new sizes; completed DFS CE Mark trial enrollment
    - US – Lower-single digits decline
  - Balloons – LDD: Euphora™ PTCA
- **Extracorp. Therapies – MSD**
  - Continued success of next gen Bio-Medicus® cannula launch

CoreValve® Evolut® R



Resolute Onyx®



Aortic & Peripheral Vascular (APV)

- **Aortic – MSD**
  - US: HSD growth; Endurant IIs AAA
  - OUS: MSD growth; driven by dissection in EU, and market share gains in Japan
  - Heli-FX® EndoAnchor®: continuing to gain momentum; competitive account conversion & device pull-through
- **Peripheral – HSD**
  - DCB: US & WW market share leader
    - IN.PACT® Admiral DCB
    - Aligned salesforce to CVG
    - Exceptional clin. & economic data
- **endoVenous – Mid Teens**
  - VenaSeal™ launch gaining traction

Heli-FX® EndoAnchor



IN.PACT Admiral®



1 Figures represent comparison to Q4 FY15 on a constant currency basis

Q4 FY16 Earnings Results | May 31, 2016 | 12

Medtronic

MITG
Q4 FY16 HIGHLIGHTS

Above Market Growth in Surgical Solutions; LSD PMR Growth


Surg. Sol. 55%
PMR 45%


EM 12%
Non-U.S. Dev 37%
U.S. 51%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,358	5	9
PMR	1,102	1	3
Total	**$2,460**	**3%**	**6%**
U.S.	1,252	2	2
Non-U.S. Dev	901	5	9
EM	307	2	15
Total	**$2,460**	**3%**	**6%**

Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical – LDD**
  - Focused on sustainable, long-term surgical market leadership, by improving open surgeries, transitioning open surgeries to MIS, and advancing MIS technologies
  - DD growth across Endo Stapling and Vessel Sealing driven by strong adoption of new products including LigaSure™ Maryland, Reinforced Reload, and ValleyLab™ FT10
  - Estimate US surgical volume growth posted a slight uptick to ~3%
- **Early Technologies – LDD**
  - Strong mid-teens growth in Gastrointestinal Solutions driven by Given® PillCam® and Barrx®
  - Balanced growth in US and Non-US Developed markets
- **General Surgical – MSD**
  - Benefitted from RF Surgical acquisition, which closed in Q2 and core Instruments & Access business in the US and EMEA

Endo GIA™



LigaSure™



ValleyLab™



Patient Monitoring & Recovery (PMR)

- **Respiratory & Patient Monitoring – Flat**
  - LSD Patient Monitoring growth driven by Capnography / Respiratory Compromise offset by ongoing quality challenges
  - PB 980 and Capnostream had a combined impact of ~$25M on Q4 revenue; expect to have both of these issues resolved this summer
- **Renal Care Solutions**
  - Formed new business unit following acquisition of Bellco, which contributed to Q4 revenue
- **Nursing Care – LSD Decline**
  - Impacted by timing of distributor ordering patterns and softness in Incontinence and WoundCare offset by strength in Enteral Feeding
- **Patient Care & Safety – LSD**
  - Strength in electrode sales, particularly in US

Kendall™ Electrodes



bellco

1 Figures represent comparison to Q4 FY15 on a constant currency basis

Q4 FY16 Earnings Results | May 31, 2016 | 13

Medtronic

RTG
Q4 FY16 HIGHLIGHTS

Strong NV & ST Growth and Improved Spine Growth; Offsets Declines in Neuromodulation



NV 9%
Spine 39%
ST 26%
NM 26%



EM 10%
Non-US Dev 23%
US 67%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	737	-1	Flat
Neuromod	494	-5	-3
ST	485	5	7
NV	159	20	23
Total	**$1,875**	**1%**	**3%**
U.S.	1,261	2	2
Non-U.S. Dev	421	-1	1
EM	193	-1	7
Total	**$1,875**	**1%**	**3%**

Growth Outlook: Low End of MSD Range

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine – Flat**
  - OUS: LSD growth; gaining share
  - US: LSD declines reflecting TL weakness partially offset by Cervical and Interbody strength; ASP headwinds
  - Focused on "Speed to Scale" and offering a differentiated Surgical Synergy™ experience
- **BMP – LSD Decline**
  - US: Strong, MSD Infuse® growth
  - OUS: InductOs™ ship hold in Europe resulted in $8M lost revenue in Q4; not expected to return until Q3 FY17
- **Interventional – LSD**
  - OsteoCool™ in US; Japan strength

Infuse® Bone Graft



Neuromodulation

- **Pain Stim – LSD Decline**
  - Continued competitive pressure leading to US and OUS share loss
- **Gastro / Uro – LSD**
  - Increased therapy adoption post Q2 US launch of Verify™
- **DBS – LSD Decline**
  - Flat US offset by OUS declines
  - Continued competitive pressure
  - Activa® full body MRI; expanded inds.
- **Drug Pump – LDD Decline**
  - Continued challenges based on the FDA consent decree
  - Divested drug bus.; $7-8M impact / qtr

InterStim II®



Surgical Technologies (ST)

- **Advanced Energy – High-Teens**
  - Solid growth driven by PEAK® Surgery Systems & Aquamantys® System
- **Neurosurgery – HSD**
  - US O-arm® O2 penetration; core navigation instruments; OUS StealthStation
- **ENT – LSD Decline**
  - MSD growth after adjusting for large international tender in prior year and MicroFrance divestiture
  - Continued strong hospital capital spending trends for ENT devices

O-arm® O2



Neurovascular (NV)

- Strong balanced performance across all product lines and geographies, ex. LatAm
- Flow Diversion: Benefitting from Pipeline™ Flex in the US and Japan, and Pipeline™ Shield in Europe
- Stents: Solitaire™ FR growth driven by ongoing strength of clinical data, recently published AHA guidelines, and field sales investments
- Access: Pull-through from Solitaire™ FR and Pipeline™ Flex

Solitaire™ FR



MICHELSON TECHNOLOGY AT WORK

1 Figures represent comparison to Q4 FY15 on a constant currency basis

Q4 FY16 Earnings Results | May 31, 2016 | 14

Medtronic

DIABETES
Q4 FY16 HIGHLIGHTS

Strong, Broad-Based Performance Across All Three Divisions

Total Group Revenue $496M


EM
7%
Non-US
Dev
34%
US
59%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	ND	MSD	HSD
NDT	ND	>200	>225
DSS	ND	MSD	HSD
Total	**$496**	**6%**	**10%**

U.S.	293	Flat	Flat
Non-U.S. Dev	166	19	27
EM	37	6	23
Total	**$496**	**6%**	**10%**

Growth Outlook: HSD to Low DD

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- Robust OUS results driven by excellent performance of MiniMed® 640G System with Enhanced Enlite™ CGM sensor in Europe & APAC; US market remains competitive
- US pivotal trial enrollment for MiniMed® 670G complete; On track to submit PMA to FDA before end of June 2016
  - ~80% of patients enrolled in 670G US clinical trial also opted-in to the FDA's continued access program
- UnitedHealthcare partnership establishes MDT as preferred in-network provider of insulin pumps ages 18+ years, giving members access to the company's advanced diabetes technology and comprehensive support services
- Worked closely with Chengdu authorities to operationalize agreement announced in January 2016, laying the groundwork for greater therapy access in China in FY17

MiniMed® 640G



MiniMed® 530G



Non-Intensive Diabetes Therapies (NDT)

- 3rd consecutive quarter NDT has doubled revenue growth, reflecting strong sales of iPro®2 CGM technology in the US, Latin America, Europe, and Russia
- Progress on Henry Schein distribution agreement - US sales reps trained during quarter; Continued strong feedback on Pattern Snapshot for iPro®2 CGM analytics
- Collaboration with Qualcomm Life to jointly develop a future generation CGM system with a new sensor and smaller design for people with type 2 diabetes

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- Continued strong growth in consumables, Diabeter service revenue, and MiniMed® Connect
- MiniMed® Connect uptake and user feedback remains extremely positive
  - Android version of the glucose monitoring app expected to launch in Q2 FY17
- Partnerships remain on track to transform diabetes care through innovative solutions
  - IBM Watson applying cognitive computing to support diabetes management
- On track to bring our stand-alone sensor product, Guardian® Connect, to EU in early FY17; in US, PMA application submitted to FDA during Q4 FY16, approval expected H2 FY17

MiniMed® Connect



1 Figures represent comparison to Q4 FY15 on constant currency basis

Q4 FY16 Earnings Results | May 31, 2016 | 15

Medtronic

FY17 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

Q4 FY16 Earnings Results | May 31, 2016 | 17 MDT FY17 EPS GUIDANCE, REVENUE OUTLOOK & OTHER ASSUMPTIONS FY17 Q1 FY17 Revenue Growth Outlook – CC1 5% - 6% Lower half of annual range Revenue Growth – Reported2 3% - 4.5% Currency Impact -$25 to -$75M -$25 to -$75M CVG MSD MITG MSD RTG Low-end of MSD Diabetes HSD to Low DD COV Synergies ~$225-250M Cash EPS Guidance $4.60 - $4.70 Currency Impact on EPS -$0.20 to -$0.25 -$0.06 to -$0.08 Cash EPS Growth – CC1 12% - 16% Upper-end of annual range Free Cash Flow $6.5 - $7.0B Guidance does not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year 1 Excludes the impact of the Q1FY16 extra week 2 Includes the impact of the Q1FY16 extra week

FY17 REVENUE REPORTING CHANGES

MDT

FY17 REVENUE REPORTING CHANGES

See next two slides for restated historical revenue

① New Restorative Therapies Group Structure

RTG – Prior View

Division (*reporting level*)	Business Unit
Spine	▪ Core Spine ▪ Interventional Spine ▪ BMP ▪ Kanghui
Neuromodulation	▪ Pain (*SCS/Pumps*) ▪ DBS ▪ Gastro/Uro (GU)
Surgical Technologies	▪ ENT ▪ Neurosurgery ▪ Advanced Energy
Neurovascular	▪ Neurovascular

RTG – New View

Division (*reporting level*)	Business Unit
Spine	▪ Core Spine ▪ BMP ▪ Kanghui
Brain Therapies	▪ Neurovascular ▪ Brain Modulation[1] ▪ Neurosurgery
Pain Therapies	▪ Pain (*SCS/Pumps*) ▪ Interventional Spine
Specialty Therapies	▪ Pelvic Health[2] ▪ Advanced Energy ▪ ENT

② Interventional Radiology Product Line Shift

RTG
└ Neurovascular

PRODUCT LINES:
- Concerto™ Detachable Coil System
- PV Onyx™ Liquid Embolic System
- MVP™ - Micro Vascular Plug System

→ CVG
└ APV

- Shifting revenue from certain Neurovascular product lines in RTG to CVG's Aortic & Peripheral Vascular Endovenous business
- Forming franchise dedicated to meet the needs of the Interventional Radiologists

1 Brain Modulation is the new name of the former Deep Brain Stimulation (DBS) business
2 Pelvic Health is the new name of the former Gastro/Uro (GU) business

Q4 FY16 Earnings Results | May 31, 2016 | 19

Medtronic

Q4 FY16 Earnings Results | May 31, 2016 | 20 MDT REPORTING CHANGES: RESTATED HISTORICAL REVENUE Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Restorative Therapies Group 1,802 1,764 1,753 1,869 7,188 Spine 685 649 636 659 2,629 Brain Therapies 462 475 483 538 1,958 Pain Therapies 309 293 279 301 1,182 Specialty Therapies 346 347 355 371 1,419 Cardiac & Vascular Group 2,571 2,488 2,417 2,742 10,218 Aortic & Peripheral Vascular 414 410 402 434 1,660 Q1 FY16 Q2 FY16 Q3 FY16 Q4 FY16 FY16 Restorative Therapies Group 1,220 1,215 1,209 1,255 4,899 Spine 462 454 457 463 1,836 Brain Therapies 264 272 274 294 1,104 Pain Therapies 230 222 207 215 874 Specialty Therapies 264 267 271 283 1,085 Cardiac & Vascular Group 1,356 1,340 1,256 1,417 5,369 Aortic & Peripheral Vascular 242 249 236 252 979 World Wide U.S.

APPENDIX
ACRONYMS / ABBREVIATIONS

	Growth
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

	Other
ASP	Average Selling Price
Bps	Basis Points
CC	Constant Currency
Dev	Developed
EM	Emerging Markets
EMEA	Europe, Middle East & Africa
EPS	Earnings per Share
FX	Foreign Exchange
FY	Fiscal Year
H1 / H2	First Half / Second Half
NC	Not Comparable
ND	Not Disclosed
Ops	Operations
OM	Operating Margins
OUS	Outside the United States
Q/Q	Quarter-over-Quarter
Rep	Reported
WW	Worldwide
Y/Y	Year-over-Year

Business Specific			
ACC	American College of Cardiology	MDT	Medtronic
AF	Atrial Fibrillation	MITG	Minimally Invasive Therapies Group
AHA	American Heart Association	MIS	Minimally Invasive Surgery
APV	Aortic & Peripheral Vascular	NDT	Non-Intensive Diabetes Therapies
BMP	Bone Morphogenetic Protein	NEJM	New England Journal of Medicine
CGM	Continuous Glucose Monitoring	Neuromod	Neuromodulation
CRHF	Cardiac Rhythm & Heart Failure	NV	Neurovascular
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	Obsol	Obsolescence
CSH	Coronary & Structural Heart	PB980	Puritan Bennett™ 980
CVG	Cardiac & Vascular Group	PMR	Patient Monitoring & Recovery
DBS	Deep Brain Stimulation	RTG	Restorative Therapies Group
DCB	Drug Coated Balloon	Sol	Solutions
DES	Drug Eluting Stent	SURTAVI	Surgical Replacement & Transcatheter Aortic Valve Implantation
DSS	Diabetes Services & Solutions	ST	Surgical Technologies
ENT	Ear, Nose, & Throat	TAVR	Transcatheter Aortic Valve Replacement
Extracorp	Extracorporeal	TCV	Transcatheter Valves
ICD	Implantable Cardioverter Defibrillator	TPS	Transcatheter Pacing System
IIM	Intensive Insulin Management		

Q4 FY16 Earnings Results | May 31, 2016 | 21

Medtronic